                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549


                                 FORM 8-K/A-1


                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):     June 28, 1999



                           AGATE TECHNOLOGIES, INC.
              (Exact name of registrant as specified in charter)

               Delaware          333-5278-NY           94-3334052
           (State or other       (Commission         (IRS Employer
             jurisdiction        File Number)      Identification No.)
          of incorporation)



                           46783 Lakeview Boulevard
                          Fremont, California  94538
                   (Address of principal executive offices)


Registrant's telephone number, including area code      (510) 492-5430
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

    Registrant's financial statements for the fiscal years ended December 31, 1998, and 1997, and for the period from January 1, 1999, through March 31, 1999, together with report of Ernst & Young LLP, independent auditors, are attached as Exhibit 99.

(b)  Pro Forma Financial Information

    Registrant has determined that it is not required to provide any pro forma financial information pursuant to this item 7(b).

(c) Exhibits


23     Consent of Ernst & Young LLP is attached as Exhibit 23.
27     Financial Data Schedule will be filed by subsequent amendment when available.
99     Financial Statements referred to in Item 7(a) are attached as Exhibit 99.





                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AGATE TECHNOLOGIES, INC.

                                       /s/ Francis CS Khoo
DATED: August 11, 1999
                                       By: Francis CS Khoo
                                           Chairman of the Board and CEO